                                                                    Exhibit 10.2


                        FIRST AMENDMENT TO CREDIT AGREEMENT
                                        AND
                                     ASSIGNMENT


     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND ASSIGNMENT (this "AMENDMENT"), dated as of May 27, 1998, is by and among Cluett American Corp. (the "BORROWER"), Cluett American Investment Corp. (the "PARENT"), Cluett American Group, Inc. ("INTERCO") and the certain subsidiaries of the Parent identified on the signature pages hereto (together with the Parent and Interco, the "GUARANTORS"), the lenders identified on the signature pages hereto as Existing Lenders (the "EXISTING LENDERS"; such term shall include NationsBank, N.A. and National Westminster Bank Plc, as each may be referred to hereunder as an "ASSIGNING EXISTING LENDER"), the Persons identified as New Lenders on the signature pages hereto (the "NEW LENDERS", and together with the Existing Lenders, the "LENDERS"), NationsBank, N.A., as agent for the Lenders (in such capacity, the "AGENT") and Gleacher NatWest Inc., as documentation agent (the "DOCUMENTATION AGENT"). Capitalized terms used herein which are not defined herein and which are defined in the Credit Agreement shall have the same meanings as therein defined.

                                 W I T N E S S E T H

     WHEREAS, the Borrower, the Guarantors, the Existing Lenders, the Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of May 18, 1998, as amended, (the "EXISTING CREDIT AGREEMENT");

     WHEREAS, parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement as provided herein;

     WHEREAS, the parties to the Existing Credit Agreement and the New Lenders have agreed that the New Lenders shall become parties to the Existing Credit Agreement (as amended hereby) by way of assignment by each Assigning Existing Lender of certain percentages of its Commitments;

     NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                       PART 1
                                    DEFINITIONS

     SUBPART 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

            "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended hereby.

            "AMENDMENT NO. 1 EFFECTIVE DATE" is defined in SUBPART 3.1.

     SUBPART 1.2 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                       PART 2
                      AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this PART 2. Except as so amended, the Existing Credit Agreement and all other Credit Documents shall continue in full force and effect.


     SUBPART 2.1  SECTION 1.1.

            (a) Clause (e) appearing in the definition of "Change of Control" appearing in Section 1.1 of the Existing Credit Agreement is hereby amended to read as follows:

            "CHANGE OF CONTROL" means

                                       ******

            (e) the occurrence of a "Change of Control" under any of the Recapitalization Documents or the indenture for the Senior Subordinated Debt.

                                       ******
            (b)     The definition of "Eligible Assignee" appearing in Section
     1.1 of the Existing Credit Agreement is hereby amended to read as follows:

     "ELIGIBLE ASSIGNEE" means (i) a Lender; (ii) an Affiliate of a Lender or any fund that invests in bank loans and is managed by an investment advisor to a Lender; and (iii) any other Person approved by the Agent and the Borrower (such approval not to be unreasonably withheld or delayed by the Borrower and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Agent from the Borrower within three Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower); PROVIDED, HOWEVER, that neither the Parent nor any of the Consolidated Parties shall qualify as an Eligible Assignee.

            (c) The definition of "Equity Issuance Prepayment Event" appearing in Section 1.1 of the Existing Credit Agreement is deleted.

     SUBPART 2.2 SECTION 3.3(B)(V). Section 3.3(b)(v) of the Existing Credit Agreement is hereby amended and restated to read as follows:

     (v) ISSUANCES OF EQUITY. Immediately upon the occurrence of any Equity Issuance Prepayment Event, the Borrower shall prepay the Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of the related Equity Issuance (such prepayment to be applied as set forth in clause (vi) below.

     SUBPART 2.3 SECTION 3.11(D). Section 3.11(d) of the Existing Credit Agreement is hereby amended and restated to read as follows:

     3.11   TAXES.

                                       ******

            (d) Each Lender that is not a United States person under Section 7701(a)(30) of the Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States and a Form W-8, or successor applicable form, or (ii) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot comply with clause (i) hereof, a Form W-8, or any subsequent versions thereof or successors thereto certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Credit Agreement or any of the other Credit Documents and, if such Lender delivers a Form W-8, a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10% shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code). In addition, each Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Lender. Each Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered form to the Borrower (or any other form adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 3.11(d), a Lender shall not be required to deliver any form pursuant to this Section 3.11(d) that such Lender is not legally able to deliver.

     SUBPART 2.4 SECTION 11.3(B)(II), 11.3(C) AND 11.3(F). Sections 11.3(b)(ii), 11.3(c) and 11.3(f) of the Existing Credit Agreement are hereby amended and restated to read as follows:

     11.3   BENEFIT OF AGREEMENT.

                                       ******

            (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Loans, its Notes, and its Commitment); PROVIDED, HOWEVER, that

                                       ******

                 (ii) except in the case of an assignment to another Lender, an Affiliate of an existing Lender or any fund that invests in bank loans and is advised or managed by an investment advisor to an existing Lender, or an assignment of all of a Lender's rights and obligations under this Credit Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 (or, if less, the remaining amount of the Commitment being assigned by such Lender) or an integral multiple of $1,000,000 in excess thereof;

                                       ******
               (c) The Agent, on behalf of the Borrower, shall maintain at its address referred to in Section 11.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Credit Parties, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Credit Parties or any Lender at any reasonable time and from time to time upon reasonable prior notice. Any assignment of any Loan or other Credit Party Obligations shall be effective only upon an entry with respect thereto being made in the Register.

                                       ******

            (f) Notwithstanding any other provision set forth in this Credit Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Notes (i) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank or (ii) in the case of any Lender which has made Tranche B Term Loans hereunder and is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee for the benefit of the applicable trust beneficiaries. No such assignment shall release the assigning Lender from its obligations hereunder.


     SUBPART 2.5 SECTION 11.14. Section 11.14 of the Existing Credit Agreement is hereby amended and restated to read as follows:

     11.14  CONFIDENTIALITY.

     The Agent and each Lender (each, a "LENDING PARTY") agrees to keep confidential any non-public information furnished or made available to it by the Credit Parties pursuant to this Credit Agreement; PROVIDED that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any Affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or Affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority having jurisdiction over such Lending Party, (f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Credit Agreement,
(g) in connection with any litigation to which such Lending Party or any of its Affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Credit Agreement or any other Credit Document,
(i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, (j) to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty (i) has been approved in writing by the Borrower and (ii) agrees in a writing enforceable by the Borrower to be bound by the provisions of this Section 11.14) and (k) subject to provisions substantially similar to those contained in this Section 11.14, to any actual or proposed participant or assignee.

     SUBPART 2.6 SCHEDULE 2.1(A). SCHEDULE 2.1(A) of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of
SCHEDULE 2.1(A) attached hereto is substituted therefor.



                                       PART 3
                            CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 AMENDMENT NO. 1 EFFECTIVE DATE. This Amendment shall be and become effective as of the date hereof (the "AMENDMENT NO. 1 EFFECTIVE DATE") when all of the conditions set forth in this PART 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "AMENDMENT NO. 1."

     SUBPART 3.2 EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors and the Lenders.

     SUBPART 3.3 OTHER ITEMS. The Agent shall have received such other documents, agreements or information which may be reasonably requested by the Agent.

                                       PART 4
                            ASSIGNMENTS AND ASSUMPTIONS

     Each Assigning Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and the New Lenders hereby purchase and assume, without recourse, from such Assigning Existing Lender, effective as of the Amendment No. 1 Effective Date, such interests in such Assigning Existing Lender's rights and obligations under the Existing Credit Agreement (including, without limitation, the Commitments of such Assigning Existing Lender on the Amendment No. 1 Effective Date and the Revolving Loans and LOC Obligations, the portions of the Tranche A Term Loan and the portions of the Tranche B Term Loan owing to such Assigning Existing Lender which are outstanding on the Amendment No. 1 Effective
Date) as shall be necessary in order to give effect to the reallocations of the Revolving Committed Amounts and Revolving Commitment Percentages, the Tranche A Term Loan Committed Amounts and Tranche A Term Loan Commitment Percentages and the Tranche B Term Loan Committed Amounts and Tranche B Term Loan Commitment Percentages effected by the amendment to Schedule 2.1(a) to the Existing Credit Agreement pursuant to SUBPART 2.6 hereof. From and after the Amendment No. 1 Effective Date (i) each of the New Lenders shall be a party to and be bound by the provisions of the Existing Credit Agreement (as amended hereby) and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (ii) each Assigning Existing Lender shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement. Each Assigning Existing Lender (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Documents or any other instrument or document furnished pursuant thereto. Each New Lender (i) confirms that it has received a copy of the Existing Credit Agreement (as amended hereby) together with copies of the financial statements referred to in Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent, the Assigning Existing Lenders or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Amended Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Amended Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.11 of the Amended Credit Agreement. Each New Lender specifically acknowledges and agrees that NationsBank, N.A. or one or more of its Affiliates may hold from time to time shares of the Senior Preferred Stock.

                                       PART 5
                                   MISCELLANEOUS

     SUBPART 5.1 REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents and (b) the representations and warranties set forth in Section 6 of the Existing Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

     SUBPART 5.2 REAFFIRMATION OF CREDIT PARTY OBLIGATIONS. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

     SUBPART 5.3 CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

     SUBPART 5.4 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.5 REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment No. 1 shall become effective pursuant to the terms of SUBPART 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by this Amendment No. 1.

     SUBPART 5.6 COUNTERPARTS/TELECOPY. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     SUBPART 5.7 GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE NEW YORK.

     SUBPART 5.8 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


           [The remainder of this page has been left blank intentionally.]

     IN WITNESS WHEREOF the Borrower, the Guarantors and the Existing Lenders have caused this Amendment to be duly executed on the date first above written.

BORROWER:                CLUETT AMERICAN CORP.



                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        President
                               -----------------------------


GUARANTORS:              CLUETT AMERICAN INVESTMENT CORP.,
                         a Delaware corporation


                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        President
                               -----------------------------

                         CLUETT AMERICAN GROUP, INC.,
                         a Delaware corporation


                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        President
                               -----------------------------

                         CONSUMER DIRECT CORPORATION,
                         a Delaware corporation


                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        President
                               -----------------------------

                         ARROW FACTORY STORES, INC.,
                         a Delaware corporation


                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        Chairman
                               -----------------------------

                         GAKM RESOURCES CORPORATION,
                         a Delaware corporation

                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        President
                               -----------------------------

                         CLUETT PEABODY RESOURCES CORPORATION,
                         a Delaware corporation



                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        President
                               -----------------------------

                         CLUETT PEABODY HOLDING CORP.,
                         a Delaware corporation


                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        President
                               -----------------------------

                         CLUETT, PEABODY & CO., INC.,
                         a Delaware corporation


                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        Chairman
                               -----------------------------

                         BIDERTEX SERVICES INC.,
                         a Delaware corporation


                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        President
                               -----------------------------

                         GREAT AMERICAN KNITTING MILLS, INC.,
                         a Delaware corporation


                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        Chairman
                               -----------------------------


                         CLUETT DESIGNER GROUP, INC.,
                         a Delaware corporation



                         By:     /s/ Bryan P. Marsal
                            --------------------------------
                         Name:      Bryan P. Marsal
                              ------------------------------
                         Title:        Chairman
                               -----------------------------

EXISTING LENDERS:        NATIONSBANK, N. A.,
                         individually in its capacity as a
                         Lender and in its capacity as Agent

                         By:     /s/ Elton Vogel
                            -------------------------------------
                         Name:      Elton Vogel
                              -----------------------------------
                         Title:  Managing Director
                               ----------------------------------


                         NATIONAL WESTMINSTER BANK PLC

                         By:   /s/ Andrew S. Weinberg
                            -------------------------------------
                         Name:   Andrew S. Weinberg
                              -----------------------------------
                         Title:  Senior Vice President
                               ----------------------------------


DOCUMENTATION AGENT:     GLEACHER NATWEST INC.,

                         By:   /s/ Thomas J. Steiglehner
                            -------------------------------------
                         Name:   Thomas J. Steiglehner
                              -----------------------------------
                         Title:      Vice President
                               ----------------------------------

     IN WITNESS WHEREOF the New Lenders have become a party to the Amended Credit Agreement on the date first above written.

NEW LENDERS:             FLEET BANK, N.A.,

                         By:      /s/ David R. Dubinsky
                            -------------------------------------
                         Name:       David R. Dubinsky
                              -----------------------------------
                         Title:   Senior Vice President
                               ----------------------------------

                         BANKBOSTON, N.A.,

                         By:     /s/ Andrew Piculell
                            -------------------------------------
                         Name:     Andrew Piculell
                              -----------------------------------
                         Title:     Vice President
                               ----------------------------------

                         SANWA BUSINESS CREDIT CORPORATION

                         By:     /s/ Peter L. Skavia
                            -------------------------------------
                         Name:    Peter L. Skavia
                              -----------------------------------
                         Title:    Vice President
                               ----------------------------------

                         CREDITANSTALT COROPRATE FINANCE, INC.,


                         By:      /s/ Robert M. Biringer
                            -------------------------------------
                         Name:     Robert M. Biringer
                              -----------------------------------
                         Title:   Executive Vice President
                               ----------------------------------

                         By:     /s/ William E. McCollum, Jr.
                            -------------------------------------
                         Name:    William E. McCollum, Jr.
                              -----------------------------------
                         Title:       Senior Associate
                               ----------------------------------

                         FIRST SOURCE FINANCIAL LLP,
                         By First Source Financial Inc., its manager

                         By:      /s/ Gary L. Francia
                            -------------------------------------
                         Name:       Gary L. Francia
                              -----------------------------------
                         Title:   Senior Vice President
                               ----------------------------------

                         THE LONG-TERM CREDIT BANK OF JAPAN,
                         LIMITED, NEW YORK BRANCH,

                         By:       /s/ Shuichi Tajima
                            -------------------------------------
                         Name:       Shuichi Tajima
                              -----------------------------------
                         Title:   Deputy General Manager
                               ----------------------------------

                         SUMMIT BANK,

                         By:       /s/ Fredrick H. Shuart, Jr.
                            -------------------------------------
                         Name:       Fredrick H. Shuart, Jr.
                              -----------------------------------
                         Title:          Vice President
                               ----------------------------------

                         MARINE MIDLAND BANK,

                         By:      /s/ Susan L. LeFavre
                            -------------------------------------
                         Name:      Susan L. LeFavre
                              -----------------------------------
                         Title:   Authorized Signatory
                               ----------------------------------

                         AG CAPITAL FUNDING PARTNERS, L.P.,
                         By: Angelo Gordon & Co., L.P. as Investment Advisor

                         By:       /s/ Jeffrey H. Aronson
                            -------------------------------------
                         Name:       Jeffrey H. Aronson
                              -----------------------------------
                         Title:       Managing Director
                               ----------------------------------

                         NEW YORK LIFE INSURANCE COMPANY,

                         By:       /s/ David L. Banks
                            -------------------------------------
                         Name:       David L. Banks
                              -----------------------------------
                         Title:     Managing Director
                               ----------------------------------

                         SENIOR DEBT PORTFOLIO,
                         By: Boston Management and Research,
                             as Investment Advisor

                         By:       /s/ Scott H. Page
                            -------------------------------------
                         Name:        Scott H. Page
                              -----------------------------------
                         Title:       Vice President
                               ----------------------------------

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                                         S-16

                         ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.,

                          By: Pilgrim America Investments, Inc.,
                               as its Investment Manager

                         By:          /s/ Michel Prince
                            -------------------------------------
                         Name:          Michel Prince
                              -----------------------------------
                         Title:         Vice President
                               ----------------------------------

                     THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

                     THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.

                         STRATA FUNDING LTD.,

                         By: /s/ John H. Cullinano
                            -------------------------------------
                         Name:  John H. Cullinano
                              -----------------------------------
                         Title:  Director
                               ----------------------------------

                                  SCHEDULE 2.1(A)

                          LENDER ADDRESSES AND COMMITMENTS


                                         S-21